MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2015

The date of this Supplement is December 16, 2015.

The following changes are made in the Statement of Additional Information of Mercer Funds, effective as of December 8, 2015:

1.      In the section titled “Management of the Trust,” the list of Officers is replaced in its entirety with the following:

Officers

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard S. Joseph (50)	Vice President	Since 2005	Mr. Joseph is Vice President and Head of the US Mercer Delegated Solutions of Mercer Investment Management, Inc. since December 2015, prior to December 2015 he was Chief Operating Officer of Mercer Investment Management, Inc. since 2005.

Janice Desmond (64)	Treasurer, and Chief Financial Officer	Since 2015	Ms. Desmond is a CPA in MA and has served as Head of Fund Administration for Mercer Investment Management, Inc. since 2010

Jeremiah France (45)	Vice President, Assistant Treasurer	Since 2015 Since 2005	Mr. France is a partner and COO of North American Investments at Mercer Investment Management, Inc. since 2005.

Scott M. Zoltowski (46)	Vice President, Chief Legal Officer, and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel—Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc.

Colin Dean (38)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Senior Legal Counsel — Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since 2010.

Name and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stan Mavromates (54)	Vice President and Chief Investment Officer	Since 2012

Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investment Management, Inc. since 2012. Prior to 2012, he served as Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board (2005-2012).

Manny Weiss (66)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009.

John Johnson (49)	Vice President	Since 2015	Mr. Johnson is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2015. Prior to joining Mercer, he was a Fixed Income Portfolio Manager and Trader for Aberdeen Asset Management.

Robert Phay (47)	Vice President and Chief Compliance Officer	Since 2015	Mr. Phay is the Chief Risk and Compliance Officer - Investments of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since March 2015. Mr. Phay most recently served in various compliance and legal positions for Commonfund, including Chief Compliance Officer (September 2011 – February 2015), Acting General Counsel (January 2015 – February 2015), and Associate General Counsel (July 2006 – December 2014).

Larry Vasquez (48)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2012. Prior to joining Mercer, he was a Portfolio Manager at UBS Global Asset Management, Inc. from 2009 to 2012.